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                                                            Exhibit 10.16

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

February 1, 2005

Dennis P. Bauer, Ph.D.
Siegfried (USA), Inc.
33 Industrial Park Road
Pennsville, NJ 08070

Dear Dennis:

Reference is made to the Development and Production Agreement for Active Pharmaceutical Ingredient between Siegfried (USA), Inc. and Siegfried Ltd. ("SIEGFRIED") and Momenta Pharmaceuticals, Inc. ("MOMENTA") dated October 10, 2003, as amended or supplemented by Letter Agreement dated February 14, 2004, May 17, 2004, September 29, 2004 and January 26, 2005 (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

Pursuant to the Letter Agreement dated September 29, 2004, MOMENTA engaged SIEGFRIED to undertake the CONTINUING DEVELOPMENT WORK on a time and materials basis for work authorized by MOMENTA. MOMENTA and SIEGFRIED hereby agree that for all CONTINUING DEVELOPMENT WORK performed on or after December 1, 2004, SIEGFRIED shall invoice MOMENTA for the number of FTEs (full-time equivalent person years) actually devoted to CONTINUING DEVELOPMENT WORK at an annual rate equal to [**] Dollars ($[**]) per FTE. All other terms and conditions of the Agreement shall remain in full force and effect, including, without limitation, SIEGFRIED's obligation to invoice MOMENTA monthly for CONTINUING DEVELOPMENT WORK and SIEGFRIED's obligation to provide MOMENTA with a detailed accounting for the month of the CONTINUING DEVELOPMENT WORK.

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Dennis P. Bauer, Ph.D.
February 1, 2005
Page 2 of 2

If the foregoing is in conformity with your understanding, please execute both copies of this Letter Agreement and return one fully-executed copy to me.

                                     Very truly yours,

                                     /s/ John E. Bishop
                                     John E. Bishop
                                     Vice President, Pharmaceutical Services &
                                     Manufacturing

Agreed and accepted:

SIEGFRIED (USA), INC.

By:  [illegible]
   -----------------------

SIEGFRIED LTD.

By:  /s/ Dennis P. Bauer
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